UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 21, 2003
                -------------------------------------------------
                Date of Report: (Date of earliest event reported)

                            ARTHUR J. GALLAGHER & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                     1-9761             36-2151613
---------------------------------     ----------------    ----------------------
  (State or other jurisdiction        (Commission File      (I.R.S. Employer
of incorporation or organization)          Number)        Identification Number)

          Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800
   --------------------------------------------------------------------------
   (Address, including zip code and telephone number, including area code, or registrant's principal executive offices)

Item 12. Results of Operations and Financial Condition

On October 21, 2003, Arthur J. Gallagher & Co. ("AJG") issued a press release setting forth AJG's third quarter 2003 earnings. A copy of AJG's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

      (99) Press release, dated October 21, 2003, issued by Arthur J. Gallagher & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Arthur J. Gallagher & Co.

                                                    By: /s/ Douglas K. Howell
                                                        ------------------------
                                                        Douglas K. Howell
                                                        Vice President and Chief
                                                        Financial Officer

Dated:  October 21, 2003